MANAGED ACCOUNT SERIES

BlackRock U.S. Mortgage Portfolio

(the “Fund”)

Supplement dated May 22, 2018 to the

Statement of Additional Information dated August 28, 2017, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The following is added as the eighth paragraph in the section entitled “I. Investment Objectives and Policies” in Part I of the Fund’s Statement of Additional Information:

The Fund may use derivatives, including indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index such as the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

Shareholders should retain this Supplement for future reference.

SAI-MASU-0518SUP